THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT AND FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS.

eFLEETS CORPORATION

WARRANT CERTIFICATE

No. 1082014	March 28, 2014

This Warrant Certificate certifies that ZEUS Corp, a Marshall Islands company and its permitted assigns, are entitled to purchase from eFLEETS Corporation, a Nevada corporation, (the “Company”), 66,667 post-split, otherwise known as 26,490 pre-split duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $0.001 par value per share (the “Common Stock”), of the Company at the purchase price per share of $.80 post-split or $2.01 pre-split (as adjusted, the “Purchase Price”), at any time or from time to time prior to 5:00 P.M., Central Standard Time, March 28, 2019 (such date, the “Expiration Date”), all subject to the terms, conditions and adjustments set forth in the Convertible Promissory Note of even date herewith (as may be amended from time to time, the “Promissory Note”), by and among the Company and the holder of the Promissory Note (the “Holder”).

The warrants represented by this Warrant Certificate are warrants to purchase Common Stock (each, a “Warrant” and collectively, the “Warrants,” such term to include any such warrants issued in substitution therefor). The Warrants may be exercised in whole or in part in the manner provided in the Promissory Note. The Warrants originally issued evidence rights to purchase the number of shares of Common Stock reflected above, subject to adjustment as provided in the Promissory Note. The applicable provisions of the Promissory Note are hereby incorporated by reference in and made a part of this Warrant Certificate.

eFLEETS Corporation

By:
James R. Emmons, President

Exhibit 1

To Warrant Certificate

Form of Election

[To be executed upon exercise or exchange of the Warrant]

To:	eFLEETS Corporation
7660 Pebble Drive
Fort Worth, Texas 76118

The undersigned registered holder of the enclosed Warrant Certificate hereby exchanges/exercises __________ of the Warrants represented by such Warrant Certificate and purchases __________ shares of Common Stock and/or other such securities and property in such type, number and/or amount as provided in the Warrant Agreement and herewith makes payment of $__________ therefore, and requests that the certificates for such shares and/or other evidences of such other securities and property, as the case maybe, be issued in the name of, and delivered to _________________________________, whose address is _______________________________ ________________________________.

Dated:	__________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Street Address)

(City) (State) (Zip Code)

Signed in the Presence of:

Acknowledged and Accepted:

eFLEETS Corporation.

By:

Name:

Title:

Exhibit 2

To Warrant Certificate

Form of Assignment

[To be executed upon assignment of the Warrant]

To:	eFLEETS Corporation
7660 Pebble Drive
Fort Worth, Texas 76118

FOR VALUE RECEIVED, the undersigned registered Holder of the enclosed Warrant Certificate hereby sells, assigns and transfers unto _________________________________, whose address is _______________________________________________________________, __________ of the Warrants represented by such Warrant Certificate to purchase shares of Common Stock of the Company and/or other such securities and property in such type, number and/or amount as provided in the Promissory Note, and, if such Warrants shall not include all of the Warrants represented by the enclosed Warrant Certificate, the Company shall issue and deliver a new Warrant Certificate to the undersigned of like tenor for the remaining Warrants not transferred hereunder, and does hereby irrevocably constitute and appoint ___________________ attorney, to register such transfer on the books of the Company maintained for such purpose, with full power of substitution.

Dated:	__________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Street Address)

(City)(State)(Zip Code)

Signed in the Presence of:

Acknowledged and Accepted:

eFLEETS Corporation

By:

Name:

Title: